                                                                      EXHIBIT 24

                                   GRUBB & ELLIS COMPANY
                                     POWER OF ATTORNEY

                                 ANNUAL REPORT ON FORM 10-K

     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1995 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction wit such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 22nd day of February, 1996.


/s/ R. David Anacker                              /s/ Joe F. Hanuer
--------------------                              -----------------
R. David Anacker                                  Joe F. Hanauer


/s/ Lawrence S. Bacow                             /s/ Reuben S. Leibowitz
---------------------                             -----------------------
Lawrence S. Bacow                                 Reuben S. Leibowitz


/s/ Robert J. McLaughlin                         /s/ John D. Santoleri
------------------------                         ---------------------
Robert J. McLaughlin                             John D. Santoleri

                                                                     EXHIBIT 24

                                 GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                               ANNUAL REPORT ON FORM 10-K


    The undersigned Chairman of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as Chairman of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1995 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction wit such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 22nd day of February, 1996.

                                              /S/ Joe F. Hanauer
                                              ------------------
                                              Joe F. Hanauer
                                              Chairman

                                                                    EXHIBIT 24


                                GRUBB & ELLIS COMPANY
                                  POWER OF ATTORNEY

                              ANNUAL REPORT ON FORM 10-K

     The undersigned President, Chief Executive Officer and a Director of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M.
 Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as President, Chief Executive Officer and a Director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1995 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 11th day of March, 1996.


                                            /S/ Neil R. Young
                                            -----------------
                                            Neil R. Young
                                            President, Chief Executive Officer
                                            and a Director